TO THE STOCKHOLDERS

F

or the three months ended March 31, 2021, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was 6.48% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was 7.82%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was 6.17% during this period. For the twelve months ended March 31, 2021, return on net asset value was 51.47% and return to our stockholders was 56.10% which compares to the return of the S&P 500 Stock Index of 56.35%. During both time periods, the discount at which our shares traded continued to fluctuate and on March 31, 2021 it was 14.41%.

As detailed in the accompanying financial statements (unaudited), as of March 31, 2021, the net assets applicable to the Company’s Common Stock were $1,135,515,720 equal to $46.55 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 2021 was $47,544,657. During this period, the net realized gain on investments was $28,258,687 and the increase in net unrealized appreciation was $41,100,841. Net investment income for the three months was $35,300. Distributions to preferred and common shareholders amounted to $2,827,993 and $6,149,060, respectively. During the three months, the Company also repurchased 334,842 of its shares at a cost of $12,873,118, an average discount to net asset value of 14.9%.

The U.S. and world equity markets and economies continued to improve throughout the quarter as vaccination rates surged and may be signaling an early emergence from the pandemic. Meanwhile, the emerging economies continue to suffer from increasing infection rates and deaths. Domestically, overwhelming U.S. government fiscal ($5.2 trillion) and monetary support ($3.7 trillion) and the promise of more to come in two additional proposed packages totaling more than $3.0 trillion in fiscal spend, suggest demand may be robust for the foreseeable future, as un-spent direct transfer payments and pent-up demand flush through the economy. Likewise, robust mortgage and refinancing markets have also increased consumption potential.

As a result, significantly improved earnings forecasts have been broadening the equity market’s participation and performance in the quarter, with positive returns among all major indices. Valuation of equities, using a variety of methods, remain historically elevated likely reflecting expectations for continued stimulus and suppression of interest rates by the Federal Reserve. Though lowered by the pandemic’s effect, pre-tax margins seem to be rising again since companies improved their focus on efficiency over the past year, though unevenly.

Capacity appears to be constrained by short-term supply chain issues created by the pandemic shutdowns. In particular, shortages in low-end semi-conductors have caused significant dislocations and reductions in automobile production and a myriad of industries. Intel, on their recent conference call, suggested it may take up to two years to correct. Time and government policy will tell if the incipient inflation developing from these imbalances is transitory.

There are headwinds developing for corporations and the U.S. economy over the longer-term. Proposals for corporate tax increases and regulatory changes appear dramatic and, if approved as proposed by the Administration and Congress, are likely to impact after-tax earnings next year. Variants of the virus are appearing and though seemingly controlled by vaccination, it remains unclear whether prior infection provides much protection over time.

While supply chain issues may resolve themselves, it is unlikely the economy has remained on the path it was prior to the pandemic and may have changed substantially going forward. In fact, there are salient arguments that the trajectory has been diminished by giant fiscal imbalances in government balance sheets leading to less capital spending.

Leaks in the plumbing of markets have been modest, but apparent, and are historically harbingers of potential future problems. The gamification of markets through a number of new no-cost equity trading platforms has caused significant volatility. Recent issues have appeared in the short-term funding markets. Most seem surmountable, except for those specific firms affected, but it is rare to hear water dripping without a leak somewhere.

In sum, we are confident the U.S. and world economic resurgence can continue although on different trajectories, and we remain sanguine on the equity markets’ long-term performance, but reserved with respect to developments in Washington concerning economic and regulatory policy and the rise of new virus variants. Tax and regulatory increases are hardly a tailwind and an increase in inflation poses real risks to taxation of phantom income and gains.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through March 31, 2021. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

April 28, 2021

STATEMENT OF INVESTMENTS March 31, 2021 (Unaudited)
General American Investors

2

	Shares	COMMON STOCKS		Value (Note 1a)
Communication Services (11.9%)	Media and Entertainment (9.8%)
	26,500	Alphabet Inc. (a)		$54,818,695
	50,500	Facebook, Inc. - Class A (a)		14,873,765
	159,035	Liberty Broadband Corporation (a)		23,879,105
	91,478	The Walt Disney Company (a)		16,879,521
			(Cost $50,473,702)	110,451,086
	Telecommunication Services (2.1%)
	192,950	T-Mobile US, Inc. (a)	(Cost $21,614,952)	24,174,706
			(Cost $72,088,654)	134,625,792

Consumer Discretionary (12.1%)	Automobiles and Components (0.9%)
	183,575	CDK Global, Inc.	(Cost $9,175,980)	9,924,065

	Retailing (11.2%)
	14,500	Amazon.com, Inc. (a)		44,864,160
	3,000	Booking Holdings Inc. (a)		6,989,520
	74,565	Expedia Group, Inc. (a)		12,834,128
	130,951	Target Corporation		25,937,464
	550,092	The TJX Companies, Inc.		36,388,586
			(Cost $35,744,008)	127,013,858
			(Cost $44,919,988)	136,937,923

Consumer Staples (11.9%)	Food, Beverage and Tobacco (6.1%)
	100,118	Danone (France)		6,868,390
	40,810	Diageo plc ADR (United Kingdom)		6,701,410
	325,000	Nestlé S.A. (Switzerland)		36,222,293
	140,000	PepsiCo, Inc.		19,803,000
			(Cost $24,052,037)	69,595,093
	Food and Staples Retailing (3.2%)
	65,000	Costco Wholesale Corporation		22,911,200
	100,140	Walmart Inc.		13,602,016
			(Cost $15,019,641)	36,513,216

	Household and Personal Products (2.6%)
	530,000	Unilever PLC (Netherlands/United Kingdom)	(Cost $15,024,215)	29,572,445
			(Cost $54,095,893)	135,680,754

Energy (3.3%)	669,230	Cameco Corporation (Canada)		11,115,910
	77,827	Chevron Corporation		8,155,491
	1,226,434	Energy Transfer LP		9,419,013
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		153,218
	296,300	Halliburton Company		6,358,598
	350,000	Helix Energy Solutions Group, Inc. (a)		1,767,500
			(Cost $25,284,874)	36,969,730

Financials (17.0%)	Banks (2.6%)
	80,000	JPMorgan Chase & Co.		12,178,400
	110,000	M&T Bank Corporation		16,677,100
			(Cost $3,239,993)	28,855,500
	Diversified Financials (6.1%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		42,427,220
	36,549	Berkshire Hathaway Inc. - Class B (a)		9,337,173
	243,415	Nelnet, Inc.		17,706,007
			(Cost $10,554,790)	69,470,400

3

STATEMENT OF INVESTMENTS March 31, 2021 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Financials (17.0%) (continued)	Insurance (8.3%)
	856,828	Arch Capital Group Ltd. (a) (Bermuda)		$32,876,490
	250,000	Axis Capital Holdings Limited (Bermuda)		12,392,500
	121,500	Everest Re Group, Ltd. (Bermuda)		30,108,915
	316,927	MetLife, Inc.		19,265,992
			(Cost $28,961,538)	94,643,897
			(Cost $42,756,321)	192,969,797

Health Care (7.6%)	Health Care Equipment and Services (0.6%)
	62,000	Abbott Laboratories	(Cost $5,079,301)	7,430,080

	Pharmaceuticals, Biotechnology and Life Sciences (7.0%)
	45,000	Biohaven Pharmaceutical Holding Company Ltd. (a)		3,075,750
	100,900	Gilead Sciences, Inc.		6,521,167
	347,497	Intra-Cellular Therapies, Inc. (a)		11,790,573
	285,000	Kindred Biosciences, Inc. (a)		1,416,450
	245,191	Merck & Co., Inc.		18,901,774
	986,595	Paratek Pharmaceuticals, Inc. (a)		6,965,361
	390,808	Pfizer Inc.		14,158,974
	850,000	Valneva SE (a) (France)		10,566,027
	1,827,497	VBI Vaccines, Inc. (a) (Canada)		5,683,516
			(Cost $48,460,637)	79,079,592
			(Cost $53,539,938)	86,509,672

Industrials (9.3%)	Capital Goods (3.3%)
	146,131	Eaton Corporation plc (Ireland)		20,206,995
	217,541	Raytheon Technologies Corporation		16,809,393
			(Cost $19,947,387)	37,016,388
	Commercial and Professional Services (6.0%)
	189,085	Otis Worldwide Corporation		12,942,868
	562,895	Republic Services, Inc.		55,923,618
			(Cost $17,569,061)	68,866,486
			(Cost $37,516,448)	105,882,874

Information Technology (23.5%)	Semiconductors and Semiconductor Equipment (8.3%)
	293,364	AIXTRON SE (a) (Germany)		6,665,542
	141,652	Applied Materials, Inc.		18,924,707
	85,850	ASML Holding N.V. (Netherlands)		53,000,356
	68,009	Universal Display Corporation		16,102,491
			(Cost $14,499,446)	94,693,096
	Software and Services (8.2%)
	92,653	Akamai Technologies, Inc. (a)		9,441,341
	75,101	Citrix Systems, Inc.		10,541,176
	245,000	Microsoft Corporation		57,763,650
	250,000	Nuance Communications, Inc. (a)		10,910,000
	11,000	Tyler Technologies, Inc. (a)		4,669,830
			(Cost $32,024,779)	93,325,997
	Technology, Hardware and Equipment (7.0%)
	358,000	Apple Inc.		43,729,700
	525,000	Cisco Systems, Inc.		27,147,750
	95,000	Lumentum Holdings Inc. (a)		8,678,250
			(Cost $16,127,429)	79,555,700
			(Cost $62,651,654)	267,574,793

4

STATEMENT OF INVESTMENTS March 31, 2021 (Unaudited) - continued
General American Investors

(see notes to unaudited financial statements)

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Materials (2.6%)	132,554	Agnico Eagle Mines Limited (Canada)		$7,662,947
	380,300	Barrick Gold Corporation (Canada)		7,529,940
	699,669	Cleveland-Cliffs Inc. (a)		14,070,344
			(Cost $24,227,446)	29,263,231

Miscellaneous (2.0%)	1,077,544	Other (c)	(Cost $19,153,930)	22,832,782

		TOTAL COMMON STOCKS (101.2%)	(Cost $436,235,146)	1,149,247,348

	Rights	RIGHTS (a)
Pharmaceuticals, Biotechnology and Life Sciences (0.0%)	1,415,824	Elanco Animal Health Incorporated/ December 31, 2021/$0.25	(Cost $35,646)	—
		OPTIONS (a)
Call Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/ EXERCISE PRICE/NOTIONAL
Pharmaceuticals, Biotechnology and Life Sciences (0.0%)	1,000	Gilead Sciences, Inc./June 18, 2021/$65/$6,500,000	(Cost $268,590)	257,000

	Shares	SHORT-TERM SECURITY AND OTHER ASSETS
	188,702,028	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (d) (16.6%)	(Cost $188,702,028)	188,702,028

Total Investments (e) (117.8%)			(Cost $625,241,410)	1,338,206,376
Liabilities in excess of other assets (-1.1%)				(12,573,481)
				1,325,632,895
Preferred Stock (-16.7%)				(190,117,175)
Net Assets Applicable To Common Stock (100%)				$1,135,515,720

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At March 31, 2021, the cost of investments and derivatives for Federal income tax purposes was $625,752,584; aggregate gross unrealized appreciation was $719,660,642; aggregate gross unrealized depreciation was $7,344,249; and net unrealized appreciation was $712,316,393.

STATEMENT OF OPTIONS WRITTEN March 31, 2021 (Unaudited)

Call Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/ EXERCISE PRICE/NOTIONAL	Premiums Received*	Value (Note 1a)
Materials (0.0%)	1,000	Cleveland-Cliffs Inc./May 21, 2021/$18/$1,800,000	$70,519	$345,000

PUT OPTIONS
Media and Entertainment (0.1%)	2,167	ANGI Inc./May 21, 2021/$15/$3,250,500	544,456	574,255

Materials (0.0%)	1,000	Cleveland-Cliffs Inc./May 21, 2021/$15/$1,500,000	142,808	42,000

Pharmaceuticals, Biotechnology and Life Sciences (0.0%)	1,000	Gilead Sciences, Inc./June 18, 2021/$60/$6,000,000	251,073	185,000
		TOTAL PUT OPTIONS (0.1%)	938,337	801,255

		TOTAL OPTIONS WRITTEN (0.1%)	$1,008,856	$1,146,255

*The maximum cash outlay if all options are exercised is $12,550,500.

5

MAJOR STOCK CHANGES (a): Three Months Ended March 31, 2021 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Increases	Net shares Transacted	Shares Held
New Positions
Biohaven Pharmaceutical Holding Company Ltd.	—	45,000	(b)
CDK Global, Inc.	132,675	183,575	(b)
Energy Transfer LP	1,226,434	1,226,434
Tyler Technologies, Inc.	—	11,000	(b)

Additions
Agnico Eagle Mines Limited	30,000	132,554
Akamai Technologies, Inc.	4,653	92,653
Apple Inc.	20,000	358,000
Arch Capital Group Ltd.	56,828	856,828
Barrick Gold Corporation	50,000	380,300
Expedia Group, Inc.	28,200	74,565
Facebook, Inc. - Class A	10,000	50,500
Gilead Sciences, Inc.	26,000	100,900
Otis Worldwide Corporation	38,000	189,085
T-Mobile US, Inc.	30,000	192,950
Universal Display Corporation	10,000	68,009
VBI Vaccines, Inc.	191,712	1,827,497
Walmart Inc.	25,140	100,140

Decreases
Eliminations
InterDigital, Inc.	215,242	—

Reductions
AIXTRON SE	15,000	293,364
Alphabet Inc.	1,000	26,500
ASML Holding N.V.	20,000	85,850
Booking Holdings Inc.	1,000	3,000
Cleveland-Cliffs Inc.	120,000	699,669
Eaton Corporation plc	8,000	146,131
JPMorgan Chase & Co.	5,000	80,000
Kindred Biosciences, Inc.	15,000	285,000
Lumentum Holdings Inc.	65,000	95,000
Microsoft Corporation	10,686	245,000
Nuance Communications, Inc.	150,000	250,000
Paratek Pharmaceuticals, Inc.	14,156	986,595
Target Corporation	30,649	130,951
Valneva SE	100,000	850,000

(a)Common shares unless otherwise noted.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

6

PORTFOLIO DIVERSIFICATION March 31, 2021 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2021 is shown in the table.

INDUSTRY CATEGORY	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$14,499	$94,693	8.3%
Software & Services	32,025	93,326	8.2
Technology, Hardware & Equipment	16,128	79,556	7.0
	62,652	267,575	23.5
Financials
Banks	3,240	28,856	2.6
Diversified Financials	10,555	69,470	6.1
Insurance	28,961	94,644	8.3
	42,756	192,970	17.0
Consumer Discretionary
Automobiles & Components	9,176	9,924	0.9
Retailing	35,744	127,014	11.2
	44,920	136,938	12.1
Consumer Staples
Food, Beverage & Tobacco	24,052	69,595	6.1
Food & Staples Retailing	15,020	36,513	3.2
Household & Personal Products	15,024	29,572	2.6
	54,096	135,680	11.9
Communication Services
Media & Entertainment	50,474	110,451	9.8
Telecommunication Services	21,615	24,175	2.1
	72,089	134,626	11.9
Industrials
Capital Goods	19,947	37,016	3.3
Commercial & Professional Services	17,569	68,867	6.0
	37,516	105,883	9.3
Health Care
Health Care Equipment & Services	5,079	7,430	0.6
Pharmaceuticals, Biotechnology & Life Sciences	48,765	79,336	7.0
	53,844	86,766	7.6

Energy	25,285	36,970	3.3
Materials	24,227	29,263	2.6
Miscellaneous**	19,154	22,833	2.0

	436,539	1,149,504	101.2
Short-Term Securities	188,702	188,702	16.6
Total Investments	$625,241	1,338,206	117.8
Liabilities in Excess of Other Assets		(12,573)	(1.1)
Preferred Stock		(190,117)	(16.7)
Net Assets Applicable to Common Stock		$1,135,516	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

7

STATEMENT OF ASSETS AND LIABILITIES March 31, 2021 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $436,235,146)		$1,149,247,348
Rights (cost $35,646)		—
Purchased options (cost $268,590; note 4)		257,000
Money market fund (cost $188,702,028)		188,702,028

Total investments (cost $625,241,410)		1,338,206,376

OTHER ASSETS
Cash	$338,554
Receivable for securities sold	2,279,006
Dividends, interest and other receivables	1,058,570
Present value of future office lease payments (note 8)	4,403,421
Qualified pension plan asset, net excess funded (note 7)	5,407,303
Prepaid expenses, fixed assets, and other assets	1,189,368	14,676,222

TOTAL ASSETS		1,352,882,598

Liabilities
Payable for securities purchased	7,155,249
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums received $1,008,856; note 4)	1,146,255
Accrued compensation payable to officers and employees	986,302
Present value of future office lease payments (note 8)	4,403,421
Accrued supplemental pension plan liability (note 7)	6,965,916
Accrued supplemental thrift plan liability (note 7)	5,701,495
Accrued expenses and other liabilities	671,110

TOTAL LIABILITIES		27,249,703

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 24,393,364 shares (note 5)		$1,135,515,720

NET ASSET VALUE PER COMMON SHARE		$46.55

Net Assets Applicable to Common Stock
Common Stock, 24,393,364 shares at par value (note 5)	$24,393,364
Additional paid-in capital (note 5)	378,148,729
Unallocated distributions on Preferred Stock	(3,047,948)
Total distributable earnings (note 5)	739,407,458
Accumulated other comprehensive loss (note 7)	(3,385,883)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,135,515,720

8

STATEMENT OF OPERATIONS Three Months Ended March 31, 2021 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $31,584)		$3,577,530
Interest		5,425
		3,582,955

Expenses
Investment research	$2,107,949
Administration and operations	918,700
Office space and general	250,031
Transfer agent, custodian, and registrar fees and expenses	82,161
Auditing and legal fees	73,972
Directors’ fees and expenses	52,952
State and local taxes	37,726
Stockholders’ meeting and reports	24,164	3,547,655

NET INVESTMENT INCOME		35,300

Realized Gain and Change In Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Common stock	28,561,054
Purchased options	(484,674)
Written options	182,307
	28,258,687
Net increase in unrealized appreciation:
Common stocks and rights	39,873,188
Purchased options	473,085
Written options	754,568
	41,100,841
GAINS AND APPRECIATION ON INVESTMENTS		69,359,528
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		69,394,828
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$66,566,835

9

STATEMENTS OF CHANGES IN NET ASSETS
General American Investors

(see notes to unaudited financial statements)

Operations	Three Months Ended March 31, 2021 (Unaudited)	Year Ended December 31, 2020
Net investment income	$35,300	$3,134,606
Net realized gain on investments	28,258,687	74,962,718
Net increase (decrease) in unrealized appreciation	41,100,841	(1,125,262)
	69,394,828	76,972,062

Distributions to Preferred Stockholders	(2,827,993)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	66,566,835	65,660,090
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	—	803,084

Distributions to Common Stockholders	(6,149,060)	(60,588,552)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	26,713,960
Cost of Common Shares purchased	(12,873,118)	(26,315,133)
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	(12,873,118)	398,827
NET INCREASE IN NET ASSETS	47,544,657	6,273,449

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,087,971,063	1,081,697,614

END OF PERIOD	$1,135,515,720	$1,087,971,063

10

FINANCIAL HIGHLIGHTS
General American Investors

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the three months ended March 31, 2021 and for each year in the five-year period ended December 31, 2020. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months Ended March 31, 2021 (unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$44.00	$43.70	$34.51	$40.47	$37.56	$37.74
Net investment income	—	0.13	0.33	0.31	0.32	0.30
Net gain (loss) on common stocks, options and other realized and unrealized	2.92	3.10	11.78	(3.03)	6.23	3.10
Other comprehensive income (loss)	—	0.03	(0.01)	(0.05)	0.08	0.02
	2.92	3.26	12.10	(2.77)	6.63	3.42
Distributions on Preferred Stock:
Dividends from net investment income	—	(0.03)	(0.07)	(0.06)	(0.04)	(0.04)
Distributions from net capital gains	—	(0.43)	(0.39)	(0.38)	(0.39)	(0.38)
Unallocated	(0.12)	—	—	—	—	—
	(0.12)	(0.46)	(0.46)	(0.44)	(0.43)	(0.42)
Total from investment operations	2.80	2.80	11.64	(3.21)	6.20	3.00
Distributions on Common Stock:
Dividends from net investment income	—	(0.15)	(0.39)	(0.29)	(0.30)	(0.33)
Distributions from net capital gains	(0.25)	(2.35)	(2.06)	(2.46)	(2.99)	(2.85)
	(0.25)	(2.50)	(2.45)	(2.75)	(3.29)	(3.18)
Net asset value, end of period	$46.55	$44.00	$43.70	$34.51	$40.47	$37.56
Per share market value, end of period	$39.84	$37.19	$37.74	$28.44	$34.40	$31.18

TOTAL INVESTMENT RETURN -
Stockholder return, based on market price per share	7.82%*	5.23%	41.54%	(9.87)%	21.21%	7.59%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$1,135,516	$1,087,971	$1,081,698	$896,789	$1,070,483	$1,022,535
Ratio of expenses to average net assets applicable to Common Stock	1.28%**	1.22%	1.28%	1.20%	1.28%	1.27%
Ratio of net income to average net assets applicable to Common Stock	0.01%**	0.32%	0.81%	0.78%	0.79%	0.78%
Portfolio turnover rate	5.95%*	19.33%	17.76%	23.00%	19.58%	20.29%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	697%	672%	669%	572%	663%	638%
Asset coverage per share	$174.32	$168.07	$167.24	$142.93	$165.77	$159.46
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$27.13	$27.50	$27.60	$25.72	$26.59	$25.77

*Not annualized

**Annualized

11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies and Other Matters – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a.Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b.Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c.Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d.Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

1. Significant Accounting Policies and Other Matters – (Continued from bottom of previous page.)

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

i. Coronavirus Pandemic The Coronavirus (COVID-19) pandemic has caused significant humanitarian and economic disruption both nationally and internationally. For the most part, governments worldwide have responded with significant fiscal and monetary stimulus to offset the decline in commercial activity. More recently, improved treatments are being administered to those infected and multiple vaccines have been developed and are being broadly administered with the goal of reducing the impact of the virus over time. Increased market volatility has occurred during the year and may continue prospectively. The Company, like many others, has adopted a telecommuting (i.e., work from home) posture in response but, otherwise continues to operate without significant adverse impact in light of the above events.

2. Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

13

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

2. Fair Value Measurements – (Continued from bottom of previous page.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2021:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,149,247,348	—	—	$1,149,247,348
Rights	—	—	—	—
Purchased options	257,000	—	—	257,000
Money market fund	188,702,028	—	—	188,702,028
Total	$1,338,206,376	—	—	$1,338,206,376

Liabilities	Level 1	Level 2	Level 3	Total
Options written	$(1,146,255)	—	—	$(1,146,255)

No transfers among levels occurred during the three month ended March 31, 2021.

3. Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2021 amounted to $65,494,010 and $77,293,999, on long transactions, respectively.

4. Options – The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the three months ended March 31, 2021 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2020	—	—	200	$484,675
Purchased	1,000	$268,590	—	—
Exercised	—	—	—	—
Expired	—	—	(200)	(484,675)
Outstanding, March 31, 2021	1,000	$268,590	—	$—

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2020	200	$273,548	263	$48,156
Written	2,000	136,482	5,167	1,039,299
Terminated in closing purchase transaction	—	—	(1,263)	(149,118)
Assigned	(200)	(273,548)	—	—
Expired	(1,000)	(65,963)	—	—
Outstanding, March 31, 2021	1,000	$70,519	4,167	$938,337

5. Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 24,393,364 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on March 31, 2021.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2021 and the year ended December 31, 2020 were as follows:

	Shares		Amount
	2021	2020	2021	2020
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	725,430	—	$725,430
Increase in paid-in capital	—	—	—	25,988,530
Total increase	—	725,430	—	26,713,960
Par value of Shares purchased (at an average discount from net asset value of 14.9% and 16.5%, respectively)	(334,842)	(750,415)	$(334,842)	(750,415)
Decrease in paid-in capital	—	—	(12,538,276)	(25,564,718)
Total decrease	(334,842)	(750,415)	(12,873,118)	(26,315,133)
Net decrease	(334,842)	(24,985)	$(12,873,118)	$398,827

At March 31, 2021, the Company held in its treasury 7,587,508 shares of Common Stock with an aggregate cost of $258,912,057.

The tax basis distributions during the year ended December 31, 2020 are as follows: ordinary distributions of $4,241,853 and net capital gains distributions of $67,658,671. As of December 31, 2020, distributable earnings on a tax basis totaled $681,564,932 consisting of $10,330,141 from undistributed net capital gains and $671,234,791 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2020. As a result, additional paid-in capital was decreased by $763,267 and total distributable earnings was increased by $763,267. Net assets were not affected by this reclassification. As of December 31, 2020, the Company had wash loss deferrals of $511,174 and straddle loss deferrals of $2,292,993.

6. Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the three months ended March 31, 2021 to its officers (identified on back cover) amounted to $1,792,083.

7. Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2021 were:

Service cost	$170,699
Interest cost	179,713
Expected return on plan assets	(429,879)
Amortization of recognized net actuarial loss	151,188
Net periodic benefit cost	$71,721

5. Capital Stock and Dividend Distributions – (Continued from bottom of previous page.)

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

7. Benefit Plans – (Continued from bottom of previous page.)

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the three months ended March 31, 2021 was $440,157. The qualified thrift plan acquired 4,900 shares in the open market of the Company’s Common Stock during the three months ended March 31, 2021 and held 512,345 shares of the Company’s Common Stock at March 31, 2021.

8. Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $148,600 for the three months ended March 31, 2020. The Company has the option to extend the lease for an additional five years at market rates. As of March 31, 2021, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2021	$468,000
2022	624,000
2023	631,000
2024	663,000
2025	663,000
Thereafter	1,879,000
Total Remaining Lease Payments	4,928,000
Effect of Present Value Discounting	(524,579)
Present Value of Future Office Lease Payments	$4,403,421

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on page 13. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2020 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 29, 2021, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2020 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

FIRST QUARTER REPORT

March 31, 2021

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr.	Rose P. Lynch
Rodney B. Berens	Jeffrey W. Priest
Clara E. Del Villar	Savannah Sachs
John D. Gordan, III	Henry R. Schirmer
Betsy F. Gotbaum

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration,
Principal Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS

The votes cast by stockholders at the Company’s annual meeting held on April 28, 2021 were as follows:

	For	Withheld
Election of Directors:
Rodney B. Berens	19,475,153	6,754,143
Spencer Davidson	24,264,872	1,964,424
Clara E. Del Villar	24,631,340	1,597,956
John D. Gordan, III	23,857,151	2,372,145
Betsy F. Gotbaum	24,199,149	2,030,147
Rose P. Lynch	24,968,254	1,261,042
Jeffrey W. Priest	24,346,153	1,883,143
Savannah Sachs	24,710,523	1,518,773

Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	5,678,931	358,867
Henry R. Schirmer	5,909,841	127,957

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2021:
For - 25,524,401; Against - 581,287; Abstain - 123,608